SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: August 13, 1997


                     ACADIA NATIONAL HEALTH SYSTEMS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
               (State or Other Jurisdiction of Incorporation)

            0-28976                                  010509781
      (Commission File Number)         (I.R.S. Employer Identification Number)

   460 Main Street, Lewiston, Maine                    04240
(Address of Principal Executive Offices)            (Zip Code)

                                (207) 777-3423
           (Registrant's Telephone Number, Including Area Code)

                    INFORMATION INCLUDED IN THIS REPORT

ITEM 1 CHANGES IN CONTROL OF REGISTRANT

     (a) On Tuesday, July 29, 1997, Paul W. Chute, Chief Executive Officer and Chairman of the Board of Directors, and Jacquelyn J. Magno, Vice President and Secretary of the Board of Directors, collectively purchased a controlling interest in the Registrant from Peacock Hill Farm Limited Liability Company and the Estate of Thomas N. Hackett, as a result of the death of Thomas N. Hackett on May 25, 1997. The change in control is documented as follows:

July 29, 1997

Names of Persons Who Acquired Control:

Paul W. Chute
RFD #1, Box 2740
Buckfield, ME 04220

Jacquelyn J. Magno
124 Fairway Drive
Auburn, ME 04210

Amount of Consideration Used by Such Persons:


                             $  Amount             Source

Paul W. Chute                $203,945.32           Personal Funds

Jacquelyn J. Magno           $196,054.68           Personal Funds


Basis of the Control:

Peacock Hill Farm
Limited Liability
Company
(Elaine H. Hackett,
Direct Ownership
and Sole Voting
Authority)

Previously Owned         Sold to Paul W. Chute      Sold to Jacquelyn J. Magno

2,509,000 Shares
(67.2%) of Class         1,235,687 Shares (33.1%)   1,090,313 Shares (29.2%)


Estate of
Thomas N. Hackett
(Elaine H. Hackett,
Personal
Representative)


Previously Owned         Sold to Paul W. Chute      Sold to Jacquelyn J. Magno

156,000 Shares
(4.4%) of Class          82,875 Shares (2.2%)       73,125 Shares (2.0%)
_______________________________________________________________________________

_______________________________________________________________________________


The change in control took place on Tuesday, July 29, 1997 at Skelton, Taintor & Abbott, P.A., 95 Main Street, Auburn, Maine, 04210.

The mailing address of the Estate of Thomas N. Hackett is C/O Bryan M. Dench, Esq., Skelton, Taintor & Abbott, P.A., 95 Main Street, Auburn, Maine 04212-3200 ("The Estate").

The mailing address of Peacock Hill Farm Limited Liability Company is C/O Bryan M. Dench, Esq., Skelton, Taintor & Abbott, P.A., 95 Main Street, Auburn, Maine 04212-3200 ("The LLC").

The mailing address of Paul W. Chute is C/O Acadia National Health Systems, Inc., 460 Main Street, Lewiston, Maine 04240 ("Chute").

The mailing address of Jacquelyn J. Magno is C/O Acadia National Health Systems, Inc., 460 Main Street, Lewiston, Maine 04240 ("Magno").

Elaine H. Hackett, Personal Representative of the Estate of Thomas N. Hackett and Sole Managing Member of Peacock Hill Farm Limited Liability Company ("Seller") sold to Paul W. Chute, Chairman of the Board of Directors and Chief Executive Officer of the Registrant and Jacquelyn J. Magno, Vice President and Secretary of the Board of Directors of the Registrant (collectively "Purchaser") certain control stock interests held by Seller in Acadia National Health Systems, Inc. as follows:

     One hundred fifty-six thousand (156,000) shares of Acadia common stock, no par value;

     Two million three hundred twenty-six thousand (2,326,000) shares of Acadia common stock, no par value.

     The allocation of the aggregate purchase price will be payable as follows:

                              $ Amount Received         $ Amount Paid


ESTATE OF
THOMAS N. HACKETT             $ 281,685.13              -------------

PEACOCK HILL FARM
LIMITED LIABILITY
COMPANY                       $ 118,314.87              -------------

PAUL W. CHUTE                 --------------            $ 203,945.32

JACQUELYN J. MAGNO            --------------            $ 196,054.68


     Total                    $ 400,000.00              $ 400,000.00
                              ==============            =============

The purchase and sale of the stock interests took place at the offices of Skelton, Taintor and Abbott, P.A. 95 Main Street, P.O. Box 3200, Auburn, Maine 04212-3200, at 2:00 p.m. on July 29, 1997.

Instructions:

     2. The Registrant has released the Estate of Thomas N. Hackett and Peacock Hill Farm Limited Liability Company from liability in connection with Thomas N. Hackett's (decedent of Estate) personal guaranty of lines of credit and a term loan existing between the Registrant and Peoples Heritage Bank whose address is 217 Main Street, Lewiston, Maine 04240. The newly approved Lender of the Registrant, Northeast Bank, FSB, whose address is 232 Center Street, Auburn, Maine 04210, extended lines of credit to the Registrant. These new lines allowed for the release of the lines of credit and term loan extended by Peoples Heritage Bank that were personally guaranteed by Mr. Hackett.

Indemnification Agreement. Mark T. Thatcher, Esq. ("Thatcher"), independent counsel to the Registrant, whose business address is Mark T. Thatcher, P.C., 360 Thames Street, Newport, RI 02840, and Christopher O. Werner ("Werner"), advisor to the Registrant, whose business address is 360 Thames Street, Newport, RI 02840, personally indemnified and held harmless the Estate and LLC from liability that could arise in connection with Acadia's status as a fully reporting company under the Securities Exchange Act of 1934 (the "Exchange Act"). The Registrant caused Mr. Thatcher and Mr. Werner to execute and deliver agreements to the Personal Representative of the Estate regarding such restrictions in form and substance satisfactory to the Representative.

     (b) Beneficial Ownership.

                      PRINCIPAL STOCKHOLDERS

    The following table sets forth the beneficial ownership of the ownership of Acadia's outstanding common stock on August 13, 1997 by (i) each director and executive officer of Acadia,
(ii) all directors and executive officers of Acadia as a group, and
(iii) each shareholder who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Acadia:

                             Shares of Acadia
                             Common Stock to be
                             Beneficially Owned          Percent
Name and                     as of the Distrib.          of
Address                      Record Date                 Class


Paul W. Chute, CEO           1,318,562                   35.3%
460 Main Street
Lewiston, ME 04240

Jacquelyn J. Magno           1,263,438                   33.8%
460 Main Street
Lewiston, ME 04240

Physician Resources, Inc.      300,000                    8.0%
460 Main Street
Lewiston, ME  04240

Marise and Philip Lebel         14,000                    0.4%
460 Main Street
Lewiston, Maine 04240

All Directors and            2,596,000                   69.5%
Executive Officers
As a Group

     Management of Acadia has advised that they may acquire additional shares of Acadia Common Stock from time to time in the open market at prices prevailing at the time of such purchases.

ITEMS 2 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.

     (i) Reference is made to the press release issued to the public by the Registrant on July 31, 1997, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ACADIA NATIONAL HEALTH SYSTEMS, INC.


                             Mark T. Thatcher


DATE:  August 13, 1997       By:   /s/ Mark T. Thatcher
                             Name: Mark T. Thatcher
                             Title: Filing Agent

INDEX TO EXHIBITS

Exhibit Description

10.1--Common Stock Purchase Agreement for 156,000 shares of common stock of Acadia National Health Systems, Inc.

10.2--Assignment Separate from Certificate and Irrevocable Stock Power for
      156,000 shares of common stock of Acadia National Health Systems, Inc.

10.3--Opinion of Counsel with respect to transfer of 156,000 shares of common stock of Acadia National Health Systems, Inc.

10.4--Common Stock Purchase Agreement for 2,326,000 shares of common stock of Acadia National Health Systems, Inc.

10.5--Assignment Separate from Certificate and Irrevocable Stock Power for
      2,326,000 shares of common stock of Acadia National Health
      Systems, Inc.

10.6--Opinion of Counsel with respect to transfer of 2,326,000 shares of common stock of Acadia National Health Systems, Inc.

20.1--Board of Director's Resolution authorizing new lines of credit and a term loan in connection with canceling personal guaranty and debts of Thomas N. Hackett, founder of the Registrant.

20.2--Opinion of Borrower's Counsel

20.3--Indemnification Agreement (Estate of Thomas N. Hackett)

20.4--Indemnification Agreement (Peacock Hill Farm Limited Liability Company)

99.1--Text of press release dated July 31, 1997